UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Pioneer ILS INTERVAL FUND

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PIONEER ILS INTERVAL FUND

60 State Street
Boston, Massachusetts 02109
February 10, 2025

Dear Shareholder:

A Special Meeting of shareholders (the “Special Meeting”) of Pioneer ILS Interval Fund (the “Fund”) is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on March 27, 2025 at 11:00 a.m. (Eastern Time).

The purpose of the Special Meeting is to seek your approval of the following proposals:

Approve a New Investment Advisory Agreement with Victory Capital Management Inc. You are being asked to approve a new investment advisory agreement between the Fund and Victory Capital Management Inc. (“Victory Capital”). The Fund’s investment adviser, Amundi Asset Management US, Inc. (“Amundi US”), is currently a wholly owned subsidiary of Amundi Holdings US, Inc. (“Amundi Holdings”), and Amundi Holdings is currently a wholly owned subsidiary of Amundi Asset Management S.A.S. (“Amundi”). Victory Capital’s parent, Victory Capital Holdings, Inc. (“Victory Holdings”), a publicly traded investment firm, and Amundi have entered into a binding agreement to combine Amundi Holdings with Victory Holdings. The Fund’s current investment advisory agreement with Amundi US will terminate automatically upon the consummation of the transaction, and it is proposed that, Victory Capital will succeed Amundi US as the Fund’s investment adviser. Upon consummation of the transaction, certain operations and personnel of Amundi US will move to Victory Capital as part of larger plans to integrate the advisory businesses of Amundi US and Victory Capital. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing.

It is important to note that, following the consummation of the transaction, the Fund’s current portfolio managers are expected to continue to manage the Fund as members of Pioneer Investments, a Victory Capital investment franchise, and that the transaction will not result in any change to the Fund’s current investment objective and strategies. In addition, the advisory fee rate payable by the Fund under the new investment advisory agreement will be the same as the advisory fee rate payable under the Fund’s current investment advisory agreement with Amundi US.

Elect Trustees. You are being asked to elect Trustees of the Fund.

The Board of Trustees (the “Board”) of the Fund knows of no other business to be presented for consideration at the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies by the Board to vote on such matters in accordance with their discretion.

The Trustees recommend that you vote “FOR” the approval of a new investment advisory agreement with Victory Capital and “FOR” the nominees for Trustee.

However, before you vote, please read the full text of the proxy statement for an explanation of each proposal.

Your vote on these matters is important. Even if you plan to attend and vote in person at the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the internet. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by March 26, 2025.

If you have any questions about the proposals to be voted on, please call the Fund at 1-800-488-8095.

Sincerely,

Lisa M. Jones
President

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the Proxy Statement?
A.	As a shareholder of record of Pioneer ILS Interval Fund (the “Fund”) on February 7, 2025 (the “Record Date”), you are being asked to approve a new investment advisory agreement between the Fund and Victory Capital Management Inc.( “Victory Capital”). If approved by shareholders, the new investment advisory agreement will take effect upon the consummation of the transaction described below among Amundi Asset Management S.A.S. (“Amundi”), the parent company of the Fund’s investment adviser, Amundi Asset Management US, Inc. (“Amundi US”), Amundi’s parent Amundi S.A., and Victory Capital’s parent, Victory Capital Holdings, Inc. (“Victory Holdings”). You are also being asked to elect Trustees of the Fund, including David C. Brown, Chairman and Chief Executive Officer of each of Victory Capital and Victory Holdings.

Please read this Proxy Statement carefully and vote on the enclosed proxy card as recommended by the Fund’s Board of Trustees (the “Board”). Whether or not you expect to attend the Special Meeting, and in order to facilitate timely receipt of your proxy, we urge you to sign, date and return the enclosed proxy card or vote by internet or telephone as promptly as possible. Proxies must be submitted by March 26, 2025.

Q.	Will my vote make a difference?
A.	Yes! Your vote is very important and can make a difference in the management and governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board is implemented.
Q.	What am I being asked to vote “FOR” in the Proxy Statement?
A.	You are being asked to vote “FOR” the following proposals that have been approved by the Board:

Proposal 1: To Approve a New Investment Advisory Agreement with Victory Capital Management Inc. The Fund’s current investment advisory agreement with Amundi US will terminate automatically upon the consummation of the Transaction (as defined below). It is proposed that, upon consummation of the Transaction, Victory Capital will serve as the Fund’s investment adviser pursuant to a new investment advisory agreement between the Fund and Victory Capital.

Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. Upon consummation of the Transaction, certain operations and personnel of Amundi US will move to Victory Capital as part of larger plans to integrate the advisory businesses of Amundi US and Victory Capital. Under the new investment advisory agreement, the Fund’s current portfolio managers are expected to continue to manage the Fund as members of Pioneer Investments, a Victory Capital investment franchise, under the oversight of Victory Capital. The advisory fee rate payable by the Fund under the new investment advisory agreement will be the same as the advisory fee rate payable under the Fund’s current investment advisory agreement with Amundi US. In addition, Victory Capital has contractually agreed to waive its advisory fee and/or reimburse expenses for at least three years after the Transaction closes so that the Fund’s total net annual operating expenses do not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close. The contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.

Victory Capital has advised the Board that it does not anticipate that having Victory Capital provide investment advisory services would result in any reduction in the level or quality of services now provided to the Fund, and that Victory Capital is not aware of any circumstances that may have any adverse effect on its ability to fulfill its obligations to the Fund. The consummation of the Transaction is not expected to (1) result in any significant changes to the day-to-day management of the Fund, (2) affect the Fund’s investment objective or investment strategies, or (3) impact the investment philosophy or process of the Fund’s portfolio management team.

Proposal 2: To Elect Trustees. You also are being asked to elect Trustees. Each of the nominees, except for David C. Brown, currently serves as a Trustee of the Fund. Mr. Brown is the Chairman and Chief Executive Officer of Victory Capital. If elected, Mr. Brown would take office as a Trustee upon the closing of the Transaction, and would not take office as a Trustee if the Transaction does not close.

Q.	What is the Transaction?
A.	On July 9, 2024, Amundi announced that it had entered into a definitive contribution agreement with Victory Holdings, a publicly traded investment firm, to combine Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”) with Victory Holdings, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Amundi US, the Fund’s investment adviser, is currently a wholly owned subsidiary of Amundi Holdings.

Pursuant to the contribution agreement, Amundi will contribute (the “contribution”) to Victory Holdings all of the shares of Amundi Holdings (the “Amundi Holdings Shares”). The contribution will result in Amundi Holdings and Amundi US becoming wholly owned subsidiaries of Victory Holdings. At the closing of the Transaction, in exchange for the Amundi Holdings Shares, Victory Holdings will issue to Amundi a number of (1) newly issued shares of Victory Holdings common stock and (2) newly issued shares of Victory Holdings preferred stock, equal in the aggregate to 26.1% of Victory Holdings’ fully diluted shares after giving effect to such share issuance. In addition, two individuals designated by Amundi shall be elected to the Board of Directors of Victory Holdings. At a meeting held on October 11, 2024, holders of Victory Holdings common stock approved certain proposals in connection with the contribution agreement, including the issuance of additional shares of common stock of Victory Holdings to effect the Transaction.

In conjunction with the Transaction, Amundi and Victory Holdings have entered into reciprocal 15-year distribution agreements which will be effective upon closing of the Transaction. Under the distribution agreements, Victory Capital will be the supplier of US-manufactured active asset management products for Amundi’s distribution outside of the US. Additionally, Victory Capital will become the distributor of Amundi’s non-US manufactured products in the US.

The Transaction is expected to close at the end of the first quarter of 2025, subject to certain regulatory and other approvals and other obligations in the contribution agreement being satisfied or waived by the parties thereto, including, among others, receipt of consents from Amundi US’s investment management clients, including the Fund.

Q.	Whom do I call if I have questions?
A.	If you need more information, or have any questions about voting, please call the Fund at 1-800-488-8095.
Q.	How do I vote my shares?
A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can authorize your proxy to vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. You also may attend the meeting and vote in person. However, even if you intend to attend the meeting in person, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by March 26, 2025.

This page for your notes.

PIONEER ILS INTERVAL FUND

60 State Street
Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled To Be Held March 27, 2025

A special meeting of shareholders (the “Special Meeting”) of Pioneer ILS Interval Fund (the “Fund”) is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on March 27, 2025, at 11:00 a.m. (Eastern Time), to consider and vote on the following proposals, as more fully described in the accompanying Proxy Statement:

PROPOSAL 1.	To approve a New Investment Advisory Agreement with Victory Capital Management Inc.
PROPOSAL 2.	To elect Trustees.
PROPOSAL 3.	To consider any other business that may properly come before the Special Meeting or any adjournment, postponement, continuation, or rescheduling thereof.

The Board of Trustees (the “Board”) of the Fund knows of no business other than that mentioned in this Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies by the Board to vote on such matters in accordance with their discretion.

The Board has fixed the close of business on February 7, 2025 as the record date for the determination of the shareholders of record of the Fund entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

The Board unanimously recommends that you vote “FOR” the approval of a new investment advisory agreement with Victory Capital and “FOR” the nominees for Trustee.

Please read this Proxy Statement carefully and vote on the enclosed proxy card or by internet or telephone as recommended by the Board. Whether or not you expect to attend the Special Meeting, and in order to facilitate timely receipt of your proxy vote, we urge you to sign, date and return the enclosed proxy card or vote by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the Special Meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Special Meeting of Shareholders to be Held on March 27, 2025:

Our Proxy Statement is attached. Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Proxy Statement and the proxy card(s), and by notifying you of the availability of these proxy materials on the internet. This Notice and the attached Proxy Statement are available on the internet at https:// vote.proxyonline.com/Amundi/docs.

By order of the Board of Trustees

Christopher J. Kelley
Chief Legal Officer and Secretary

Boston, Massachusetts
February 10, 2025

PIONEER ILS INTERVAL FUND

60 State Street
Boston, Massachusetts 02109

PROXY STATEMENT
PART I

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and each Board member, a “Trustee”) of Pioneer ILS Interval Fund (the “Fund”) of proxies to be voted at a special meeting of shareholders of the Fund to be held at 11:00 a.m. (Eastern time) on March 27, 2025, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 (the “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting.

There are two parts to this Proxy Statement. Part I sets forth and discusses the Proposals being submitted for shareholder approval. Part II provides important additional information that should be reviewed in considering the Proposals set forth in Part I. Shareholders should review both Part I and Part II before voting on the Proposals. This Proxy Statement and the accompanying materials are being mailed by the Board on or about February 10, 2025.

The Fund is organized as a Delaware statutory trust. The Fund is a registered management investment company.

Shareholders of record of the Fund at the close of business on February 7, 2025 (the “Record Date”) are entitled to vote at the Special Meeting of the Fund. With respect to each Proposal, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Special Meeting.

74,206,488.932 shares of the Fund were outstanding as of the close of business on February 7, 2025. The net assets of the Fund as of February 7, 2025 were $653,841,026.99.

A proxy card is included with this Proxy Statement. Even if you plan to attend the Special Meeting, please sign, date and return your proxy card, or provide voting instructions by telephone or over the internet. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or over the internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal (1) by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), (2) by delivering a duly executed proxy bearing a later date or (3) by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares as of the Record Date will be required to vote at the Special Meeting. If you plan to attend the Special Meeting at the location specified in this Notice, we request that you bring photographic identification, which should match the name on the proxy card you were sent with this Proxy Statement, and a copy of your proxy card.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund’s most recent fiscal year end was October 31, 2024. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 60 State Street, Boston, Massachusetts 02109 or by calling toll free at 1-844-391-3034. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at www.amundi.com/usinvestors/ Resources/Download-Literature and on the EDGAR Database on the U.S. Securities and Exchange Commission’s internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at the Special Meeting. The presence in person or by proxy of 30% of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Amundi Asset Management US, Inc., on behalf of the Fund, will determine whether or not a quorum is present at the Special Meeting.

The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Please note that broker non-votes are not expected with respect to the matters to be voted on at the Special Meeting because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

If you hold your shares directly (i.e., not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1, and “FOR” the nominees in Proposal 2.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client on or prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1, but it may vote such customer’s or client’s shares with respect to Proposal 2.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in favor of the Proposal or vote such shares in the same proportion as those shares for which the service agent has received voting instructions. If the service agent votes shares for which it does not receive voting instructions in the same proportion as those shares for which the service agent has received voting instructions, a small number of shareholders could determine how the Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

The votes required for each proposal are as follows:

Proposal 1:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the Fund.
•	A “1940 Act Majority Vote” of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Special Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy and (b) more than 50% of the outstanding voting securities of the Fund.

Proposal 2:

•	Nominees must be elected by a plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum exists.

Approval of each Proposal will occur only if a sufficient number of votes at the Special Meeting are cast “FOR” that proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 (except that, as described below under “Adjournments and Postponements,” they may under certain circumstances be voted for adjournment). Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 2. As noted above, broker non-votes are not expected with respect to Proposal 1 because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Please note that even if shareholders approve Proposal 1, it is possible that a new investment advisory agreement for the Fund will not take effect. This is because the completion of the Transaction may not occur, including in the event that certain conditions to the closing of the Transaction set forth in the contribution agreement are not met. One of these conditions is receipt of consents from Amundi US’s investment management clients, including the Fund (including, for some funds that are clients of Amundi US, through the reorganization of those funds into funds for which Victory Capital serves as the investment manager). If this does not take place or if the completion of the Transaction does not occur for another reason, the new investment advisory agreement will not take effect. On the other hand, the Transaction may take place even if shareholders of the Fund do not approve

Proposal 1. If this should happen, the Board of the Fund would implement an interim investment advisory agreement with Victory Capital for a period of no more than 150 days from the closing date of the Transaction in order to determine appropriate action, which could include continuing to solicit shareholder approval of a new investment advisory agreement with Victory Capital. The Board has approved an interim investment advisory agreement (which would take effect upon the closing of the Transaction) to provide for maximum flexibility for the Fund’s future.

Adjournments and Postponements

If, by the time scheduled for the Special Meeting, a quorum of shareholders is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date and the Special Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such Proposal and the Special Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy on the motion for adjournment at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of such Proposal, or that abstained, in favor of such an adjournment. They will vote those proxies required to be voted against such Proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Special Meeting that are represented by broker-non votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken on one of the Proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to the other Proposal.

The Special Meeting may be postponed prior to the Special Meeting. If the Special Meeting is postponed, the Fund will give notice of the postponement to shareholders.

PROPOSAL 1 — TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH VICTORY CAPITAL MANAGEMENT INC.

Introduction

You are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Fund and Victory Capital Management Inc. (“Victory Capital”). Under the Fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) with Amundi Asset Management US, Inc. (“Amundi US”), Amundi US regularly provides the Fund with investment research, advice and supervision, and furnishes continuously an investment program for the Fund.

Amundi US is currently an indirect wholly owned subsidiary of Amundi Asset Management S.A.S. (“Amundi”) and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”). On July 9, 2024, Amundi announced that it had entered into a definitive contribution agreement with Victory Capital Holdings, Inc. (“Victory Holdings”), a publicly traded investment firm, to combine Amundi Holdings with Victory Holdings, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).

Pursuant to the contribution agreement, Amundi will contribute (the “contribution”) to Victory Holdings all of the shares of Amundi Holdings (the “Amundi Holdings Shares”). The contribution will result in Amundi Holdings and Amundi US becoming wholly owned subsidiaries of Victory Holdings. At the closing of the Transaction, in exchange for the Amundi Holdings Shares, Victory Holdings will issue to Amundi a number of (1) newly issued shares of Victory Holdings common stock and (2) newly issued shares of Victory Holdings preferred stock, equal in the aggregate to 26.1% of Victory Holdings’ fully diluted shares after giving effect to such share issuance. In addition, two individuals designated by Amundi shall be elected to the Board of Directors of Victory Holdings . At a meeting held on October 11, 2024, holders of Victory Holdings common stock approved certain proposals in connection with the contribution agreement, including the issuance of additional shares of common stock of Victory Holdings to effect the Transaction.

In conjunction with the Transaction, Amundi and Victory Holdings have entered into reciprocal 15-year distribution agreements which will be effective upon closing of the Transaction. Under the distribution agreements, Victory Capital will be the supplier of US-manufactured active asset management products for Amundi’s distribution outside of the US. Additionally, Victory Capital will become the distributor of Amundi’s non-US manufactured products in the US.

The Transaction is expected to close at the end of the first quarter of 2025, subject to certain regulatory and other approvals and other obligations in the contribution agreement being satisfied, or waived by the parties thereto, including, among others, receipt of consents from Amundi US’s investment management clients, including the Fund.

Consummation of the Transaction will result in a change of control of Amundi US and therefore will constitute an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s Current Investment Advisory Agreement.

As required by the 1940 Act, the Current Investment Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Investment Advisory Agreement will terminate upon the consummation of the Transaction.

It is proposed that, upon consummation of the Transaction, Victory Capital will serve as the Fund’s investment adviser pursuant to the New Investment Advisory Agreement. Victory Capital operates as a diversified global asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. Upon consummation of the Transaction, certain operations and personnel of Amundi US will move to Victory Capital as part of larger plans to integrate the advisory businesses of Amundi US and Victory Capital. Under the New Investment Advisory Agreement, the Fund’s current portfolio managers are expected to continue to manage the Fund as members of Pioneer Investments, a Victory Capital investment franchise, under the oversight of Victory Capital. In addition, the advisory fee rate payable by the Fund under the New Investment Advisory Agreement will be the same as the advisory fee rate payable under the Fund’s Current Investment Advisory Agreement. In addition, Victory Capital has contractually agreed to waive its advisory fee and/or reimburse expenses for at least three years after the Transaction closes so that the Fund’s total net annual operating expenses do not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close. The contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.

Victory Capital has advised the Board of Trustees of the Fund that it does not anticipate that having Victory Capital provide investment advisory services would result in any reduction in the level or quality of services now provided to the Fund, and that Victory Capital is not aware of any circumstances that may have any adverse effect on its ability to fulfill its obligations to the Fund. The consummation of the Transaction is not expected to (1) result in any significant changes to the day-to-day management of the Fund, (2) affect the Fund’s investment objective or investment strategies, or (3) impact the investment philosophy or process of the Fund’s portfolio management team.

The date of the Current Investment Advisory Agreement is July 3, 2017 (as amended as of October 1, 2020 to add a breakpoint to the Fund’s advisory fee). The Current Investment Advisory Agreement was most recently approved by shareholders on June 13, 2017. The continuation of the Current Investment Advisory Agreement was last approved by the Board on September 17, 2024. The Fund paid aggregate advisory fees of $11,491,637 during the Fund’s most recent fiscal year ended October 31, 2024.

Information Concerning Victory Capital, Amundi US and Their Respective Parent Companies

Victory Capital Holdings, Inc. and Victory Capital Management Inc. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. Victory Capital’s total assets under management are $171.9 billion, and it has $176.1 billion in total client assets, as of December 31, 2024. Victory Capital employs a next-generation business strategy that combines boutique investment qualities with the benefits of a fully integrated, centralized operating and distribution platform. Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors. With 11 autonomous investment franchises and a solutions business, Victory Capital offers a wide array of investment products and services, including mutual funds, exchange-traded funds (“ETFs”), separately managed accounts, alternative investments, third-party ETF model strategies, collective investment trusts, private funds, a 529 Education Savings Plan, and brokerage services. Victory Capital currently serves as the investment adviser and fund administrator to 90 mutual funds and 26 ETFs in the Victory Funds complex. Victory Capital’s principal executive offices are located at 15935 La Cantera Parkway, San Antonio, Texas 78256 and its phone number is (216) 898-2400. Victory Capital is an indirect wholly-owned subsidiary of Victory Holdings, a publicly traded Delaware corporation. Shares of Victory Holdings common stock are traded on the Nasdaq Global Select Market under the symbol “VCTR.”

Amundi S.A. and Amundi Asset Management S.A.S. Amundi S.A. (“Amundi Parent”) is a French société anonyme (a French limited company). Together with its subsidiaries, Amundi Parent is a leading European asset manager, ranking among the top 10 global players. Amundi Parent offers its approximately 100 million clients — retail, institutional and corporate — a complete range of savings and investment solutions in active and passive management, in traditional or real assets. This offering is enhanced with IT tools and services to cover the savings value chain. A subsidiary of the Crédit Agricole group and listed on Euronext Paris, Amundi Parent managed more than $2.3 trillion of assets as of December 31, 2024. With its six international investment hubs in Boston, Dublin, London, Milan, Paris and Tokyo, financial and extra-financial research capabilities and long-standing commitment to responsible investment, Amundi Parent serves clients with its 5,500 employees in 35 countries.

Amundi Asset Management S.A.S. (“Amundi”) is a French société par actions simplifiée (a French simplified joint stock company), and is an asset management company and wholly owned subsidiary of Amundi Parent. Amundi Parent and Amundi are referred to collectively herein as “Amundi.”

The address of the principal executive offices of Amundi is 91-93 Boulevard Pasteur 75015 Paris, France. Its telephone number is +33 (0)1 76 33 30 30.

Amundi Holdings US, Inc., Amundi Asset Management US, Inc. and Amundi Distributor US, Inc. Amundi Holdings US, Inc. (“Amundi Holdings”), based in Boston, Massachusetts, is a wholly owned subsidiary of Amundi. Amundi Holdings’ activities are principally conducted by its wholly owned subsidiary Amundi US, Inc.

Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s investment adviser, is a wholly owned subsidiary of Amundi Holdings, serves as the investment adviser for the U.S. registered investment companies comprising the Pioneer Funds, and provides advisory and sub-advisory services to institutional, related party, and other accounts. Amundi Distributor US, Inc. (“Amundi Distributor”), a wholly owned subsidiary of Amundi Holdings, serves as the principal underwriter and distributor of shares of the Pioneer Funds through a network of independent broker-dealers, serves as the exclusive distributor of the Pioneer Variable Contracts Trust, and provides marketing and promotional services on behalf of affiliates for non-US distributed portfolios. Amundi US also has entered into an administration agreement with the Fund, pursuant to which certain accounting, administration and legal services are performed by Amundi US. Upon the closing of the Transaction, the accounting, administration and legal services provided by Amundi US under the administration agreement with the Fund are expected to be provided by Victory Capital or a service provider engaged by Victory Capital pursuant to a new administration agreement.

Amundi US was founded as Pioneer Investments in 1928 by value investor Philip L. Carret. In October 2000, Pioneer Investments was acquired by UniCredit S.p.A., a banking and financial services company based in Milan, Italy. On July 3, 2017, UniCredit sold its global asset management business, including Amundi US, to Amundi. Since 1971, Amundi US has been registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Since 1989, Amundi Distributor has been registered as a securities broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority. Amundi US’s total AUM as of December 31, 2024 was $114 billion, comprised of AUM of approximately 63% and 37% from U.S. and non-U.S. investors, respectively. The address of Amundi US’s principal executive offices is 60 State Street, Boston, Massachusetts. Its telephone number is (617) 742-7825.

Comparison of New Investment Advisory Agreement with Current Investment Advisory Agreement

The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement, except for the effective dates and that in the Current Investment Advisory Agreement, the Agreement is titled as a “Management Agreement” and the Fund’s investment adviser is called the “Manager” instead of “Investment Advisory Agreement” and “Investment Adviser,” respectively. The stated advisory fees to be paid by the Fund are identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The material terms of the New Investment Advisory Agreement are discussed below. You should refer to the copy of the form of New Investment Advisory Agreement in Part II, Section 5 of this Proxy Statement for the complete terms of the New Investment Advisory Agreement.

Investment Advisory Services. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement (the “Investment Advisory Agreements”) provides that, subject to the supervision of the Fund’s Board, the Fund’s investment adviser regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objective, policies and restrictions. The Fund’s investment adviser determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, in accordance with the provisions of the Fund’s governing documents, the 1940 Act and any specific policies adopted by the Fund’s Board and disclosed to the Fund’s investment adviser.

Under each of the Investment Advisory Agreements, the Fund’s investment adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described in the Investment Advisory Agreements, the Fund’s investment adviser will seek the best execution available in the selection of brokers and dealers and the placing of orders for the Fund. In assessing the best execution available for any transaction, the Fund’s investment adviser may consider factors it deems relevant, including the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). Subject to applicable law, the Fund’s investment adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the Fund and/or the other accounts over which the Fund’s investment adviser or its affiliates exercise investment discretion. The Fund’s investment adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Fund’s investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by that broker or dealer. This determination may be made either by reference to the terms of that particular transaction or the overall responsibilities that the Fund’s investment adviser and its affiliates have with respect to the accounts over which they exercise investment discretion.

Each of the Investment Advisory Agreements provides that the Fund’s investment adviser will (1) provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, (2) exercise voting rights, consent rights with respect to corporate actions and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Board may provide, and (3) perform such other functions of investment management and supervision as may be directed by the Board.

Each of the Investment Advisory Agreements provides that the Fund’s investment adviser shall not be deemed to have assumed or have responsibility for any functions specifically assumed by any administrator, transfer agent, Fund accounting agent, custodian, shareholder servicing agent or other agent employed by the Trust or the Fund to perform such functions.

Fees. As noted above, the stated advisory fees to be paid by the Fund and the method of calculation are identical under the Investment Advisory Agreements. Each of the Investment Advisory Agreements provide that the Fund shall pay an advisory fee, calculated as a percent per annum of the Fund’s average daily net assets, equal to 1.75% of the Fund’s average daily net assets up to $1 billion, and 1.70% of the Fund’s average daily net assets over $1 billion. Each of the Investment Advisory Agreements states that, for purposes of the Agreement, the Fund’s “net assets” equal the value of the Fund’s securities plus any other assets minus its accrued operating expenses and other liabilities.

Payment of Expenses. Each of the Investment Advisory Agreements requires the Fund’s investment adviser to furnish all necessary services, facilities and personnel in connection with the performance of its services under the Investment Advisory Agreement, and states that, except as specifically indicated therein, the Fund’s investment adviser is not responsible for any of the Fund’s ordinary or extraordinary expenses. Each of the Investment Advisory Agreements states that the Fund’s investment adviser will pay or reimburse the Fund for compensation paid to the Trustees who are affiliated persons of the Fund’s investment adviser and officers of the Fund, except as the Board may decide. Each of the Investment Advisory Agreements acknowledges that the Fund’s investment adviser may provide other services, such as administrative services, to the Fund pursuant to separate contracts approved by the Board and receive compensation for such services as specified in the contracts.

Investment Subadvisers. Each of the Investment Advisory Agreements authorizes the Fund’s investment adviser or the Fund to enter into contracts with investment subadvisers (including affiliates of the Fund’s investment adviser). The Fund’s investment adviser is not accountable to the Fund or shareholders for any loss or liability relating to specific investments selected by the subadviser. If the Fund’s investment adviser contracts with a subadviser, as permitted under each Investment Advisory Agreement, the Fund’s investment adviser would pay the subadvisory fees, unless the Board agrees otherwise.

Potential Conflicts of Interest. Each of the Investment Advisory Agreements specifically provides that any of the personnel of the Fund’s investment adviser, even if serving the Fund as a Trustee, officer or employee, may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The Fund’s investment adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Each of the Investment Advisory Agreements also provides that if the purchase or sale of securities consistent with the investment policies of the Fund and one or more other accounts of the Fund’s investment adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Fund’s investment adviser. Such transactions may be combined, in accordance with applicable laws and regulations, consistent with the Fund’s investment adviser’s policies and procedures as presented to the Fund’s Board from time to time.

Limitation on Liability. Each of the Investment Advisory Agreements states that the Fund’s investment adviser assumes no responsibility other than to render the services called for by the agreement, in good faith, and that the Fund’s investment adviser will not be liable for any loss or other liability arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund. This limitation of liability applies to affiliates, partners, shareholders, directors, officers and employees of the Fund’s investment adviser and its affiliates who may perform services for the Fund contemplated by the Investment Advisory Agreement. Neither of the Fund’s investment adviser nor any other such person is protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

Term and Continuance. The Current Investment Advisory Agreement has been in effect for an initial term of two years and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by shareholders prior to the consummation of the Transaction, the Fund’s New Investment Advisory Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the New Investment Advisory Agreement.

Termination. Each of the Investment Advisory Agreements may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon not more than sixty (60) days’ and not less than thirty (30) days’ written notice to the Fund’s investment adviser, or by the Fund’s investment adviser upon not less than sixty (60) days’ written notice to the Fund. Each Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Possible Interim Investment Advisory Agreement

If the shareholders of the Fund do not approve the New Investment Advisory Agreement and the Transaction is completed, an interim investment advisory agreement between Victory Capital and the Fund (the “Interim Investment Advisory Agreement”) will take effect upon the closing of the Transaction. The terms of the Interim Investment Advisory Agreement are substantially identical to those of the Current Investment Advisory Agreement, except for the effective dates and the term and escrow provisions described below, and that in the Current Investment Advisory Agreement, the Agreement is titled as a “Management Agreement” and the Fund’s investment adviser is called the “Manager” instead of “Investment Advisory Agreement” and “Investment Adviser,” respectively. The Interim Investment Advisory Agreement will continue in effect for a term ending on the earlier of (a) 150 days from the closing of the Transaction (the “150-day period”) and (b) the date on which shareholders of the Fund approve the New Investment Advisory Agreement. The advisory fee schedule payable by your Fund under both the Current Investment Advisory Agreement and the Interim Investment Advisory Agreement is identical but, pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Victory Capital under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the New Investment Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Advisory Agreement will be paid to Victory Capital. If shareholders of the Fund do not approve the New Investment Advisory Agreement prior to the end of the 150-day period, the Trustees of the Fund will consider potential further actions that are consistent with their fiduciary duties to the Fund, and Victory Capital will be paid the lesser of (a) its costs incurred in performing its services under the Interim Investment Advisory Agreement and (b) the total amount of the escrow account, plus interest earned. Thereafter, the Trustees of the Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements.

Board Evaluation of the New Investment Advisory Agreement

The Board evaluated the Transaction and the New Investment Advisory Agreement and Interim Investment Advisory Agreement for the Fund.

At in-person meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, and December 16, 2024, the Board of the Fund met to consider the Transaction, including the plan to combine Amundi US into Victory Capital in exchange for Amundi becoming a significant shareholder of Victory Capital, and to establish a long-term reciprocal distribution partnership between Amundi and Victory Capital. The Board was advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Current Investment Advisory Agreement.

At these meetings, which included meetings of the full Board and separate meetings of the Independent Trustees, and at video conferences of the Independent Trustees held on May 23, 2024, June 24, 2024, August 19, 2024, October 29, 2024 and December 9, 2024,

the Board or the Independent Trustees, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Investment Advisory Agreement. To assist the Board in its consideration of the New Investment Advisory Agreement, and the anticipated impacts of the Transaction on the Fund and its shareholders, Victory Capital provided materials and information about Victory Capital, including its financial condition and asset management capabilities and organization, and Victory Capital and Amundi provided materials and information about the proposed Transaction between Victory Capital and Amundi.

To assist the Board in its consideration of the New Investment Advisory Agreement, Victory Capital provided extensive information to the Board regarding the Transaction and the investment advisory services to be provided by Victory Capital under the New Investment Advisory Agreement. Before or during the December 16, 2024 meeting, the Board sought additional information as they deemed necessary and appropriate. In connection with their consideration of the New Investment Advisory Agreement, the Independent Trustees worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Board’s requests for information sought information relevant to the Board’s consideration of the New Investment Advisory Agreement and other anticipated impacts of the Transaction on the Fund and its shareholders. In addition, the Board formed a Transaction Sub-Committee, comprised solely of Independent Trustees, to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction. The Board and the Transaction Sub-Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the New Investment Advisory Agreement and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, as well as made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings.

Prior to voting on the New Investment Advisory Agreement, the Independent Trustees reviewed the Transaction and the New Investment Advisory Agreement with representatives of Amundi US and Victory Capital, counsel to the Fund and counsel to the Independent Trustees. The Independent Trustees also reviewed the Transaction and the New Investment Advisory Agreement with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Fund were present.

The Board’s evaluation of the New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the renewal of the Current Investment Advisory Agreement at in-person meetings held on September 17, 2024 and at other Board meetings throughout the prior year.

Among other things, the Trustees considered:

(i) that, in the Transaction, Amundi US would be combined into Victory Capital in exchange for shares of Victory Capital issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital, and that Victory Capital and Amundi would establish a long-term reciprocal distribution partnership;

(ii) representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;

(iii) that Victory Capital has informed the Board that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services;

(iv) that Victory Capital has informed the Board that the current portfolio managers of the Fund are expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a planned Victory Capital investment franchise, managing the Fund using the same investment approach under which the Fund is currently managed, and the Board considered the historical investment performance record of the Fund under such investment approach;

(v) the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Acquiring Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;

(vi) that the Fund’s contractual advisory fee rate will remain the same and will not increase by virtue of the New Investment Advisory Agreement;

(vii) the terms and conditions of the New Investment Advisory Agreement, including that each New Investment Advisory Agreement is substantially identical to its corresponding Current Investment Advisory Agreement;

(viii) that the Trustees had recently approved the continuance of the Current Investment Advisory Agreement with Amundi US at an in-person meeting held on September 17, 2024 and, in connection with the Trustees’ review of the Current Investment Advisory Agreement, received and considered full comparative fee and expense data;

(ix) Victory Capital’s distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Fund to grow assets and lower fees and expenses through increased economies of scale;

(x) Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers, including distribution and fund administration, to the Victory Funds’ service providers following the consummation of the Transaction;

(xi) that Victory Capital has agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;

(xii) that Victory Capital does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(xiii) that Victory Capital has acquired and integrated several investment management companies;

(xiv) the potential benefits to the shareholders of the Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital that may be achieved from the Transaction;

(xv) that Victory Capital and Amundi will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xvi) that Victory Capital and Amundi have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Fund; and

(xvii) that the Fund will not bear the costs of obtaining shareholder approval of the New Investment Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated.

Certain of these considerations are discussed in more detail below.

The Trustees also requested, obtained, and considered the following information in connection with their evaluation of the Transaction and the New Investment Advisory Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Investment Advisory Agreement; and (ii) the Fund’s advisory fees and total expense ratios, the financial statements of Victory Capital, a profitability analysis provided by Victory Capital, and an analysis from Victory Capital as to possible economies of scale. The Trustees further considered, materials provided in connection with their review of the Current Investment Advisory Agreement, including, for the Fund, information regarding the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings.

At the December 16, 2024, meeting, based on their evaluation of the information provided by Victory Capital and Amundi US, the Trustees including the Independent Trustees voting separately, approved the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund. In considering the New Investment Advisory Agreement for your Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Investment Advisory Agreement for your Fund.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund and that are expected to be provided by Victory Capital to the Fund following the consummation of the Transaction, taking into account the investment objective and principal investment strategies of the Fund.

The Board considered information provided by Victory Capital regarding its business and operating structure, scale of operations, leadership and reputation. The Board also considered the capabilities, resources, and personnel of Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to the Fund. The Board received information regarding Victory Capital’s plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a Victory Capital investment franchise. The Board noted that it had considered the qualifications of the portfolio managers at Amundi US at its September 17, 2024 Meeting.

The Trustees considered Victory Capital’s representation that there would be no change to the investment approach under which the Fund would be managed under the New Investment Advisory Agreement.

The Board considered the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services specified under the New Investment Advisory Agreement. The Board also considered Victory Capital’s financial condition, and noted that Victory Capital is expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its investment management business.

The Trustees considered that Amundi US currently supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations, and considered the personnel and resources that Victory Capital proposed to provide with respect to such services. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs and that, post-Transaction, Victory Capital would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the fees Victory Capital would charge for administration services are higher than the fees that Amundi US receives as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US, as well as the expense limitation arrangements proposed to be implemented for the Fund for at least three years following the completion of the Transaction.

The Trustees considered that the terms and conditions of the New Investment Advisory Agreement are substantially similar to the terms and conditions of the Current Investment Advisory Agreement, except for different execution dates, effective dates and termination dates.

The Trustees received and considered information regarding Victory Funds’ key service providers, including distribution, custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Fund’s current service providers, and Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers to the Victory Funds’ service providers following the consummation of the Transaction.

The Trustees considered that Victory Capital has advised the Board that, notwithstanding the above, the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment advisory, risk management, administrative, compliance, legal and other services, as a result of the Transaction. In that regard, the Trustees considered the statements by representatives of Victory Capital that they do not currently foresee major changes in the day-to-day investment management operations of the Fund as a direct result of the Transaction. The Trustees also considered the risk management, legal and compliance services that Victory Capital would provide respect to the Fund.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that are proposed to be provided by Victory Capital to the Fund would be satisfactory and consistent with the terms of the Investment Advisory Agreement.

Performance of the Fund. In considering the Fund’s performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Trustees also regularly considered the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discussed the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions factored into the Trustees’ deliberations concerning the approval of the New Investment Advisory Agreement.

In addition, the Board considered that the Fund’s current portfolio managers were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a Victory Capital investment franchise. The Board also considered that no changes were proposed to the Fund’s investment objective or principal investment strategies in connection with the Transaction and the New Investment Advisory Agreement.

Advisory Fee and Expenses. The Trustees noted that the advisory fee rate payable by your Fund is identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Trustees considered information received in connection with the Trustees’ consideration of the renewal of the Current Investment Advisory Agreement at in-person meetings held on September 17, 2024 showing the fees and expenses of the Fund in comparison to the advisory fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Trustees considered that the Fund’s advisory fee for the most recent fiscal year was in the fifth quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s advisory fee was in the fifth quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group. The Trustees considered that the expense ratio of the Fund’s shares for the most recent fiscal year was in the fourth quintile (relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s shares was in the fourth quintile relative to its Strategic Insight peer group.

The Trustees also considered Victory Capital’s contractual commitment under the expense limitation agreement to waive fees and/or reimburse expenses for at least three years after the closing of the Transaction, so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time of the Transaction closes. The Trustees considered that the expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.

The Trustees also considered that Victory Capital does not currently manage closed-end funds.

The Trustees concluded that the advisory fee payable by the Fund to Victory Capital under the New Investment Advisory Agreement was reasonable in relation to the nature and quality of the services to be provided by Victory Capital.

Profitability. The Trustees considered information provided by Victory Capital regarding the estimated profitability of Victory Capital with respect to the advisory services proposed to be provided by Victory Capital to the Fund, including the methodology used by Victory Capital in allocating certain of its costs to the management of the Fund. The Trustees also considered Victory Capital’s profit margins in connection with the overall operation of the Fund. The Board considered the investments Victory Capital expected to make to support and grow the Pioneer funds brand and the costs to integrate the Amundi US/Pioneer Funds business into Victory Capital. The Board also considered information regarding Victory Capital’s profit margins with respect to the funds it currently manages. The Board considered Victory Capital’s representation that the fully integrated Amundi US/Pioneer Funds business, including investments to support ongoing growth, was expected to have a positive impact on Victory Capital’s overall financial profitability. The Trustees considered Victory Capital’s estimated profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Victory Capital’s estimated profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale. The Trustees considered the extent to which Victory Capital may realize economies of scale or other efficiencies in managing and supporting the Fund. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Victory Capital in research and analytical capabilities and Victory Capital’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees also considered that Victory Capital’s increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits. The Trustees considered the other benefits that Victory Capital may enjoy from its relationship with the Fund. The Trustees considered the character and amount of fees to be paid by the Fund, other than under the New Investment Advisory Agreement, for services to be provided by Victory Capital and its affiliates. The Trustees further considered the revenues and profitability of Victory Capital’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the potential benefits to the Fund and to Victory Capital and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees noted that the completion of the Transaction would result in a long-term reciprocal distribution partnership between Amundi and Victory Capital, and that Victory Capital may benefit from Amundi’s ability to market the services of Victory Capital globally, including in an increase of the overall scale of Victory Capital. The Trustees considered that the Transaction, if completed, would significantly increase Victory Capital’s assets under management and expand Victory Capital’s investment capabilities. The Trustees considered that this increased size and diversification could facilitate Victory Capital’s continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. The Trustees considered that Victory Capital and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition. The Trustees concluded that any such benefits received by Victory Capital as a result of its relationship with the Fund were reasonable.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for your Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement, and to recommend that shareholders approve the New Investment Advisory Agreement.

Section 15(f) of the 1940 Act

Consummation of the Transaction will result in a change of control of Amundi US, the investment adviser of the Fund, for 1940 Act purposes. Section 15(f) of the 1940 Act permits, in connection with the sale of any interest in an investment adviser to a registered investment company that results in a change of control of such investment adviser, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of trustees must not be “interested persons” of the investment adviser within the meaning of the 1940 Act. Second, there must not be an “unfair burden” imposed on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” for purposes of Section 15(f), includes any arrangement during the two-year period after the transaction whereby the investment adviser (or its predecessor or successor), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from (a) the investment company or its security holders (other than fees for bona fide investment advisory or other services) or (b) any person in connection with the purchase or sale of securities or other property to, from or on behalf on the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board currently satisfies the 75% non-interested persons requirement of Section 15(f) and is expected to continue to satisfy this requirement for at least three years after the closing of the Transaction. The Board has not been advised by Amundi US of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. Moreover, Victory Capital has advised the Board that it will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Ownership Structure of Victory Capital and Victory Capital’s Executive Officers and Directors

Victory Capital Management Inc. (“Victory Capital”) is a wholly-owned subsidiary of Victory Capital Operating, LLC, which is a wholly-owned subsidiary of VCH Holdings, LLC, which is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“Victory Holdings”), a publicly traded Delaware corporation.

The principal executive officers and directors of Victory Capital are as follows:

David C. Brown	Director, Chairman, and Chief Executive Officer
Michael D. Policarpo, II	Director, President, Chief Financial Officer, and Chief
Administrative Officer
Nina Gupta	Director, Chief Legal Officer and Head of Human Resource
Administration

The principal business address of the foregoing entities and individuals is 15935 La Cantera Parkway, San Antonio, TX 78256.

Director and Principal Executive Officer of Amundi US

The name and principal occupation of the director and principal executive officer of Amundi US are as set forth below.

Lisa M. Jones	President, Chief Executive Officer and Director

The principal address of Ms. Jones as it relates to her duties at Amundi US is the same as that of Amundi US. No Trustee of the Fund, except for Ms. Jones, is a director, officer or employee of Amundi US.

Affiliated Service Providers

Amundi Distributor US, Inc. (“Amundi Distributor”) serves as principal underwriter for the Fund. Amundi Distributor is located at 60 State Street, Boston, Massachusetts 02109 and is an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of Amundi US. The Fund is a closed-end interval fund and did not pay distribution fees during the most recent fiscal year ended October 31, 2024. If the Transaction is completed, Victory Capital Services, Inc., an affiliate of Victory Capital, will become the principal underwriter for the Fund pursuant to a new agreement with the Fund.

Amundi US also has entered into an administration agreement with the Fund, pursuant to which certain accounting, administration and legal services are performed by Amundi US. The Fund paid aggregate administration fees of $215,776 during the most recent fiscal year ended October 31, 2024. If the Transaction is completed, Victory Capital will become the administrator for the Fund pursuant to a new agreement with the Fund.

Additional Information about Amundi US and Affiliated Service Providers

Other than the payments to Amundi US and Amundi Distributor set forth above, there were no material payments by the Fund to Amundi US or any of its affiliates during that period. No other person served as manager to the Fund during that period. The Fund did not pay commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

Required Vote

To become effective with respect to the Fund, the New Investment Advisory Agreement must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Board Recommendation

For the reasons set forth above in “Board Evaluation of the New Investment Advisory Agreement,” the Board unanimously recommends that shareholders vote “FOR” the approval of the New Investment Advisory Agreement with Victory Capital.

PROPOSAL 2 — TO ELECT TRUSTEES

The purpose of this Proposal 2 is to elect a Board of Trustees. You are being asked to vote for the election of Trustees for the Fund. It is intended that the enclosed proxy card will be voted for all nominees (the “Nominees”) listed below unless a proxy contains specific instructions to the contrary. The Nominees’ terms of office will commence upon election by the shareholders. Each Trustee will be elected to hold office until his or her successor is elected or until his or her earlier death, retirement or removal. Currently, except as noted below, all Nominees serve on the Board of the Fund. If all Nominees for the Board are elected, all Nominees will serve as Board members of the Fund.

The current Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Proxy Statement.

Each Nominee has consented to serve on the Board if elected by the shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of the Board.

Nominees must be elected by a plurality. Being elected by a plurality means receiving the greater number of votes cast at a meeting at which a quorum is present. Since the number of Nominees equals the number of Trustees to be elected, a Nominee receiving any votes will be elected.

Reasons for Proposal to Elect Board Members

Shareholders are being asked to elect David C. Brown as a Trustee of the Fund. Mr. Brown is the Chairman and Chief Executive Officer of Victory Capital. If elected, Mr. Brown would take office upon the closing of the Transaction, and would not take office if the Transaction does not close.

Shareholders also are being asked to elect the incumbent Independent Trustees of the Fund.

Lisa M. Jones, who is currently an Interested Trustee of the Fund by virtue of her positions with Amundi US, is retiring as a Trustee, contingent upon the closing of the Transaction, and is not standing for re-election.

Shareholders are being asked to elect the incumbent Trustees in order to provide the Board with maximum flexibility to fill future vacancies on the Board or to add to the Board without further proxy solicitations. The 1940 Act generally requires trustees of registered investment companies to be elected by shareholders. However, the 1940 Act permits a vacancy to be filled without shareholder approval provided that, immediately after filling the vacancy, at least two-thirds of the trustees holding office have been elected by shareholders. The 1940 Act requires a fund to hold a meeting of shareholders to fill any vacancies on the Board if at any time less than a majority of the trustees holding office have been elected by shareholders. Three of the incumbent Trustees, Mr. Baumgardner, Ms. Durnin and Mr. MacKay, have become Trustees of the Fund by appointment of the current Board, without a shareholder vote.

Nominees

The Nominees, their ages, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds in the Victory Funds complex the Nominees will oversee if elected, the Transaction closes and the New Investment Advisory Agreement is approved by shareholders and any other board memberships they have held during at least the past five years are set forth in the table below. The mailing address of each Nominee is 60 State Street, Boston, Massachusetts 02109. Each Nominee was recommended for nomination by the Nominating Committee of the existing Boards and by the Independent Trustees. Each of the Nominees other than Mr. Brown is or will be considered an “Independent Trustee.” Mr. Brown is or will be an “interested person” of the Fund under the 1940 Act by virtue of his position with Victory Capital, as described in the table below. If elected, Mr. Perna would continue to serve as Chairman of the Board and Trustee and Mr. Brown would serve as President and Trustee of the Fund. As noted above, Mr. Brown would take office upon the closing of the Transaction, and would not take office if the Transaction does not close.

Number
of Funds
in Victory
Name,			Funds
Age and		Principal Occupation	Complex
Position Held	Length of	During At Least	to be	Other Directorships
With the Fund	Service	the Past 5 Years	Overseen*	Held by Trustee
Independent Trustees/Nominees:
Thomas J.	Trustee since	Private investor (2004 –	43	Director, Broadridge
Perna (74)	2014.	2008 and 2013 – present);		Financial Solutions,
Chairman of		Chairman (2008 – 2013)		Inc. (investor
the Board and		and Chief Executive Officer		communications and
Trustee		(2008 – 2012), Quadriserv,		securities processing
		Inc. (technology products for		provider for financial
Nominee		securities lending industry);		services industry)
		and Senior Executive Vice		(2009 – 2023);
		President, The Bank of New		Director, Quadriserv,
		York (financial and securities		Inc. (2005 – 2013);
		services) (1986 – 2004)		and Commissioner,
New Jersey State Civil
Service Commission
(2011 – 2015)
John E.	Trustee since	Of Counsel (2019 – present),	43	Member, Governing
Baumgardner,	2019.	Partner (1983-2018), Sullivan		Council and Policy
Jr. (74)**		& Cromwell LLP (law firm).		Steering Committee,
Trustee				Independent Directors
Council (since 2021);
Nominee				Chairman, The
Lakeville Journal
Company, LLC,
(privately-held
community newspaper
group) (2015-2021)

Number
of Funds
in Victory
Name,			Funds
Age and		Principal Occupation	Complex
Position Held	Length of	During At Least	to be	Other Directorships
With the Fund	Service	the Past 5 Years	Overseen*	Held by Trustee
Independent Trustees/Nominees:
Diane Durnin	Trustee since	Managing Director - Head	43	None
(68)	2019.	of Product Strategy and
Trustee		Development, BNY Mellon
Investment Management
Nominee		(investment management
firm) (2012-2018); Vice
Chairman – The Dreyfus
Corporation (2005 – 2018):
Executive Vice President
Head of Product, BNY Mellon
Investment Management
(2007-2012); Executive
Director- Product Strategy,
Mellon Asset Management
(2005-2007); Executive Vice
President Head of Products,
Marketing and Client
Service, Dreyfus Corporation
(investment management
firm) (2000-2005); Senior
Vice President Strategic
Product and Business
Development, Dreyfus
Corporation (1994-2000)
Benjamin M.	Trustee since	William Joseph Maier	43	Trustee, Mellon
Friedman (80)	2014.	Professor of Political		Institutional Funds
Trustee		Economy, Harvard University		Investment Trust and
		(1972 – present)		Mellon Institutional Funds
Nominee				Master Portfolio (oversaw
17 portfolios in fund
complex) (1989 - 2008)

Number
of Funds
in Victory
Name,			Funds
Age and		Principal Occupation	Complex
Position Held	Length of	During At Least	to be	Other Directorships
With the Fund	Service	the Past 5 Years	Overseen*	Held by Trustee
Independent Trustees/Nominees:
Craig C.	Trustee since	Senior Advisor, England &	43	Director, Equitable
MacKay (61)	2021.	Company, LLC (advisory		Holdings, Inc. (financial
Trustee		firm) (2022 – present);		services holding
		Partner, England &		company) (2022 –
Nominee		Company, LLC (advisory		present); Board Member
		firm) (2012 – 2022); Group		of Carver Bancorp, Inc.
		Head – Leveraged Finance		(holding company)
		Distribution, Oppenheimer &		and Carver Federal
		Company (investment bank)		Savings Bank, NA (2017
		(2006 – 2012); Group Head –		– present); Advisory
		Private Finance & High Yield		Council Member,
		Capital Markets Origination,		MasterShares ETF
		SunTrust Robinson Humphrey		(2016 – 2017); Advisory
		(investment bank) (2003		Council Member, The
		– 2006); and Founder and		Deal (financial market
		Chief Executive Officer, HNY		information publisher)
		Associates, LLC (investment		(2015 – 2016); Board
		bank) (1996 – 2003)		Co-Chairman and Chief
Executive Officer, Danis
Transportation Company
(privately-owned
commercial carrier) (2000
– 2003); Board Member
and Chief Financial
Officer, Customer Access
Resources (privately-
owned teleservices
company) (1998 –
2000); Board Member,
Federation of Protestant
Welfare Agencies
(human services agency)
(1993 – 2022); and
Board Treasurer, Harlem
Dowling Westside Center
(foster care agency)
(1999 – 2018)

Number
of Funds
in Victory
Name,			Funds
Age and		Principal Occupation	Complex
Position Held	Length of	During At Least	to be	Other Directorships
With the Fund	Service	the Past 5 Years	Overseen*	Held by Trustee
Independent Trustees/Nominees:
Lorraine H.	Trustee since	Chief Investment Officer,	43	None
Monchak (68)	2017.	1199 SEIU Funds (healthcare
Trustee	(Advisory	workers union pension
	Trustee from	funds) (2001 – present);
Nominee	2014 - 2017).	Vice President – International
Investments Group, American
International Group, Inc.
(insurance company) (1993
– 2001); Vice President
Corporate Finance and
Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990
– 1993); Vice President –
Asset/Liability Management
Group, Federal Farm Funding
Corporation (government-
sponsored issuer of debt
securities) (1988 – 1990);
Mortgage Strategies Group,
Shearson Lehman Hutton,
Inc. (investment bank) (1987
– 1988); Mortgage Strategies
Group, Drexel Burnham
Lambert, Ltd. (investment
bank) (1986 – 1987)

Number
of Funds
in Victory
Name,			Funds
Age and		Principal Occupation	Complex
Position Held	Length of	During At Least	to be	Other Directorships
With the Fund	Service	the Past 5 Years	Overseen*	Held by Trustee
Independent Trustees/Nominees:
Fred J.	Trustee since	Private investor (2020	43	None
Ricciardi (77)	2014.	– present); Consultant
Trustee		(investment company
services) (2012 – 2020);
Nominee		Executive Vice President,
BNY Mellon (financial and
investment company services)
(1969 – 2012); Director, BNY
International Financing Corp.
(financial services) (2002
– 2012); Director, Mellon
Overseas Investment Corp.
(financial services) (2009
– 2012); Director, Financial
Models (technology)
(2005-2007); Director, BNY
Hamilton Funds, Ireland
(offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd.,
Ireland (financial services)
(1999-2006); Chairman,
BNY Alternative Investment
Services, Inc. (financial
services) (2005-2007)

Number
of Funds
in Victory
Name,			Funds
Age and		Principal Occupation	Complex
Position Held	Length of	During At Least	to be	Other Directorships
With the Fund	Service	the Past 5 Years	Overseen*	Held by Trustee
Interested Nominee:
David C.	N/A	Chief Executive Officer and	161	Trustee, Victory
Brown (52) ***		Chairman (2013-present),		Portfolios (37
		Victory Capital Management		portfolios); Trustee
Nominee		Inc.; Chief Executive Officer		Victory Portfolios II (30
		and Chairman (2013-present),		portfolios); Trustee,
		Victory Capital Holdings,		Victory Portfolios III
		Inc.; Director, Victory		(45 portfolios); Trustee,
		Capital Services, Inc. (2013-		Victory Portfolios
		present); Director, Victory		IV (29 portfolios);
		Capital Transfer Agency, Inc.		Trustee, Victory
		(2019-present)		Variable Insurance
Funds (6 portfolios);
Trustee, Victory Variable
Insurance Funds II
(7 portfolios); and
Director of 6 exchange-
listed closed-end
Pioneer Funds; Board
Member, Victory Capital
Services, Inc.

* The Independent Trustees currently oversee 43 funds in the Pioneer Funds complex. In connection with the Transaction, it is proposed that the open-end Pioneer Funds be reorganized into newly-created Victory Funds and the Independent Trustees be elected to the Board of Trustees of such Victory Funds by the initial shareholder of such Funds. If the Transaction does not close, the Independent Trustees will continue to serve as Independent Trustees of the Pioneer Funds, and will not serve as Independent Trustees of funds in the Victory Funds complex.

** Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as independent outside legal counsel to the Independent Trustees of each Pioneer Fund

***Mr. Brown is an Interested Nominee because he is a director of Victory Capital, the proposed investment adviser of the Fund.

Compensation of the Trustees

Compensation paid to the Trustees during the most recent fiscal year ended October 31, 2024 (the “Most Recent Year’) is set forth in Part II, Section 1 of this Proxy Statement.

Equity Securities Owned by the Nominees

The amounts of equity securities beneficially owned by each Nominee in the Fund as of December 31, 2024 are set forth in Part II, Section 2, of this Proxy Statement. None of the Independent Trustees or their immediate family members had any interest in the current or proposed investment adviser or the distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Independent Trustee.

As of December 31, 2024, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund.

During the most recent fiscal years ended October 31, 2023 and October 31, 2024, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with the Fund, the Fund’s current or proposed investment adviser or distributor, any affiliate of the Fund’s current or proposed investment adviser or distributor, or any officer of any of them or of the other funds in the Pioneer Fund complex or the Victory Funds complex.

Other Information

Attendance of Trustees at Annual Meeting. The Fund does not have a policy with regard to attendance of Trustees at annual meetings. The Fund did not hold an annual meeting during the most recent fiscal year ended October 31, 2024.

Board Meetings. During the most recent fiscal year ended October 31, 2024, the Board met 7 times. Each current Trustee attended at least 75% of the meetings of the Board and of each committee of the Board on which the Trustee served.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute at least 75% of the Board.

The Trustee Nominees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Nominee other than Mr. Brown also serves on the Boards of Trustees of exchange-listed closed-end funds, a closed-end interval fund, and open-end funds, all part of the Pioneer Funds complex. Mr. Brown serves on the Boards of Trustees of other funds that are part of the

Victory Funds complex. Each Nominee has substantial experience seeking to protect fund shareholders’ interests. Each Independent Trustee also was selected to join the Board based on the criteria and principles set forth in the Charter of the Trust’s Governance and Nominating Committee. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Nominee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Fund’s Agreement and Declaration of Trust provides that the appointment of a Trustee, the designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, each shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Board Committees

The Board has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

During the most recent fiscal year ended October 31, 2024, the Independent Trustees Committee, the Audit Committee, Governance and Nominating Committee and the Policy Administration Committee of the Fund held 11, 5, 7 and 4 meetings, respectively.

The Chairs of the committees work with the Chairman of the Board and Fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from Fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and the delegation to the committees of specified oversight responsibilities, help the Board to more effectively provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

Independent Trustees Committee: John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee: Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Board has adopted a charter for its Audit Committee. The Audit Committee, among other things: oversees the accounting and financial reporting policies and practices of the Fund; oversees the quality and integrity of the Fund’s financial statements; approves and recommends to the Independent Trustees for their ratification the engagement of the Fund’s independent registered public accounting firm; reviews and evaluates the accounting firm’s qualifications, independence and performance; and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non-audit services provided by the Fund’s accounting firm to Amundi US and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Amundi US, as the valuation designee of the Fund, and assists the Board in the oversight of Amundi US as the valuation designee of the Fund.

Governance and Nominating Committee: John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

All members of the Governance and Nominating Committee are Independent Trustees. The Board has adopted a written charter for the Governance and Nominating Committee, which is available in Part II, Section 6 of this Proxy Statement.

The Governance and Nominating Committee considers governance matters affecting the Board and the Fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•	whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund and whether the person is willing and able to contribute positively to the decision-making process of the Fund;

•	whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Fund and the responsibilities of a trustee of an investment company;
•	whether the person has the ability to understand the sometimes conflicting interests of the fund and the management company, and to act in the interests of the Fund;
•	whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;
•	that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law;
•	that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;
•	that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;
•	that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and
•	that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the Fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. In addition, the Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, the Fund anticipates that Independent Trustees of the Fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance and Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance and Nominating Committee’s evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Exchange Act, and the Agreement and Declaration of Trust and By-laws of the Fund to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a shareholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If the Governance and Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

The Governance and Nominating Committee initiated the recommendation of each of the non-interested nominees to serve as an Independent Trustee.

With respect to the re-nomination of an existing Independent Trustee, the Governance and Nominating Committee and the Independent Trustees Committee use the criteria and the principles set forth above, as revised from time to time, to guide their selection process.

The Governance and Nominating Committee followed its standard practices in identifying and recommending the Nominees. The Governance and Nominating Committee considered the experience and capabilities of the current Board members as a group, and identified Mr. Brown as possessing the appropriate skill set and other characteristics that would be most complementary in a new Board member. The Governance and Nominating Committee determined that the addition of Mr. Brown to the incumbent Trustees would enhance the Board’s overall ability to effectively oversee the business of the Fund. The Governance and Nominating Committee then recommended to the Independent Trustees Committee that Mr. Brown and the Independent Trustee Nominees be nominated to serve as Board members, and the Independent Trustees Committee, based on the recommendation of the Governance and Nominating Committee, nominated Mr. Brown and the Independent Trustee Nominees to serve as Board members.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the Fund at the address on this Notice of Special Meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of the Fund.

Policy Administration Committee: Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board has established a framework for the oversight of various risks relating to the Fund, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on the Fund’s investment adviser and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Fund, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

Most of the Fund’s investment management and business operations are currently carried out by or through Amundi US, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the fund’s service providers could have a material adverse effect on the fund and its shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Amundi US and the affiliates of Amundi US or other service providers to the Fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Amundi US’s chief compliance officer and Amundi US’s chief risk officer and director of internal audit, as well as various personnel of Amundi US, and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund or Amundi US and its affiliates or other service providers. Because most of the Fund’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as independent counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $660,871 and $573,790 in each of 2023 and 2024.

Executive Officers of the Fund

The following table provides information with respect to the other current executive officers of the Fund, including their ages, their positions held with the Pioneer Funds and their principal occupations during the past five years (their titles may have varied during that period). Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The mailing address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

It is expected that the Board will elect new officers of the Fund upon the consummation of the Transaction and the New Investment Advisory Agreement becoming effective.

Name, age and position with the Fund	Principal occupation(s)
Lisa M. Jones (63)	Director, CEO and President of Amundi US, Inc.
President and Chief Executive Officer	(investment management firm) (since September
2014); Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Director, CEO and President of Amundi Distributor
US, Inc. (since September 2014); Director, CEO
and President of Amundi Asset Management US,
Inc. (since September 2014); Chair, Amundi US,
Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018);
Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010
– 2013); Director of Institutional Business, CEO of
International, Eaton Vance Management (investment
management firm) (2005 – 2010); and Director of
Amundi Holdings US, Inc. (since 2017)
Marco Pirondini (57)	Executive Vice President and Chief Investment
Executive Vice President	Officer of Amundi Asset Management US, Inc. since
January 2024; and Senior Managing Director and
Head of Equities U.S. of Amundi US from 2010 to
December 2023
Christopher J. Kelley (60)	Senior Vice President and Deputy General Counsel
Secretary and Chief Legal Officer	of Amundi US since March 2024; Vice President
and Associate General Counsel of Amundi US from
January 2008 to March 2024; Secretary and Chief
Legal Officer of all of the Pioneer Funds since June
2010; Assistant Secretary of all of the Pioneer
Funds from September 2003 to May 2010; and Vice
President and Senior Counsel of Amundi US from
July 2002 to December 2007
Thomas Reyes (62)	Associate General Counsel of Amundi US since
Assistant Secretary	March 2023; Assistant Secretary of all the Pioneer
Funds since June 2010; Assistant General Counsel
of Amundi US from May 2013 to March 2023; and
Counsel of Amundi US from June 2007 to May 2013
Heather L. Melito-Dezan (48)	Director - Trustee and Board Relationships of Amundi
Assistant Secretary	US since September 2019; Assistant Secretary of
Amundi US, Inc. since July 2020: Assistant Secretary
of Amundi Asset Management US, Inc. since July
2020: Assistant Secretary of Amundi Distributor US,
Inc. since July 2020; Assistant Secretary of all the
Pioneer Funds since September 2022; and Private
practice from 2017 – 2019.

Name, age and position with the Fund	Principal occupation(s)
Anthony J. Koenig, Jr. (61)	Managing Director, Chief Operations Officer and
Treasurer and Chief Financial and	Fund Treasurer of Amundi US since May 2021;
Accounting Officer	Treasurer of all of the Pioneer Funds since May
2021; Assistant Treasurer of all of the Pioneer Funds
from January 2021 to May 2021; and Chief of Staff,
US Investment Management of Amundi US from
May 2008 to January 2021
Luis I. Presutti (59)	Director – Fund Treasury of Amundi US since 1999;
Assistant Treasurer	and Assistant Treasurer of all of the Pioneer Funds
since 1999
Gary Sullivan (66)	Senior Manager – Fund Treasury of Amundi US since
Assistant Treasurer	2012; and Assistant Treasurer of all of the Pioneer
Funds since 2002
Antonio Furtado (42)	Fund Oversight Manager – Fund Treasury of Amundi
Assistant Treasurer	US since 2020; Assistant Treasurer of all of the
Pioneer Funds since 2020; and Senior Fund Treasury
Analyst from 2012 - 2020
Michael Melnick (53)	Vice President - Deputy Fund Treasurer of Amundi
Assistant Treasurer	US since May 2021; Assistant Treasurer of all of
the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 –
2021; and Director of Tax of Amundi US from
2000 - 2001
John Malone (54)	Managing Director, Chief Compliance Officer of
Chief Compliance Officer	Amundi US Asset Management; Amundi Asset
Management US, Inc. and the Pioneer Funds since
September 2018; Chief Compliance Officer of
Amundi Distributor US, Inc. since January 2014
Brandon Austin (52)	Director, Financial Security – Amundi Asset
Anti-Money Laundering Officer	Management; Anti-Money Laundering Officer of all
the Pioneer Funds since March 2022: Director of
Financial Security of Amundi US since July 2021;
Vice President, Head of BSA, AML and OFAC, Deputy
Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm)
(2013 – 2021)

Except for the chief compliance officer, none of the officers receives compensation from the Fund, although officers may be reimbursed for reasonable travel expenses for attending meetings of the Board. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation.

Required Vote

Proposal 2, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

Board Recommendation

For the reasons set forth above, the Board unanimously recommend that shareholders vote “FOR” the election of each of the Nominees.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 60 State Street, Boston, Massachusetts 02109, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who wish to communicate with the Board or any individual Trustee should write to the Fund to the attention of Christopher J. Kelley, Secretary, 60 State Street, Boston, Massachusetts 02109. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. Shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 60 State Street, Boston, Massachusetts 02109. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Method of Solicitation and Expenses of Proxy

The cost of preparing, printing and mailing this proxy statement, accompanying notice of special meeting and the accompanying proxy card will be borne by Victory Capital and an affiliate of Amundi US. The Fund will not bear any expenses in connection with the preparing, printing and mailing of this proxy statement, accompanying notice of special meeting and the accompanying proxy card even if the proposal to approve a new investment advisory agreement between the Fund and Victory Capital is not approved. In addition to soliciting proxies by mail, Victory Capital and Amundi US may have one or more of the Fund’s Trustees, officers, representatives or compensated third-party agents, including Victory Capital, Amundi US and Amundi Distributor US, Inc., aid in the solicitation of proxies by telephone, facsimile, electronic mail, text message, internet, and other electronic means and by personal solicitation, and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

The Fund has retained EQ Fund Solutions, LLC to provide solicitation and advisory services in connection with this solicitation. The cost of services for all solicitations covered by this proxy statement is estimated at approximately $40,000.

EQ Fund Solutions, LLC will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. EQ Fund Solutions, LLC anticipates that approximately 35 of its employees and/or other persons will be involved in soliciting the Fund’s shareholders. EQ Fund Solutions, LLC does not believe that any of its owners, managers, officers, employees, affiliates, or controlling persons, if any, is a “participant” in this proxy solicitation.

Shareholders may also be solicited by advertisements in periodicals, press releases issued by the Fund, letters from the Fund to shareholders, postings on the Fund’s website and/ or other websites, including, without limitation, social media websites. Unless expressly indicated otherwise, information contained on the Fund’s website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

The Fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In the case of telephone voting, shareholders would be called at the phone number the transfer agent has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Fund, 60 State Street, Boston, Massachusetts 02109, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the internet.

Christopher J. Kelley
Chief Legal Officer and Secretary

PART II — ADDITIONAL INFORMATION

SECTION 1

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees and attendance at meetings. The compensation paid to the Trustees is then allocated among the Pioneer Funds overseen by the Trustees as follows:

• each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

• the remaining compensation of the Independent Trustees is allocated to each Fund with assets greater than $250 million based on the Fund’s net assets.

• the Interested Trustees receive an annual fee of $500 from each Fund, except in the case of Funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. The Funds’ investment adviser reimburses these Funds for the fees paid to the Interested Trustees.

The Fund does not pay any salary or other compensation to its executive officers, none of whom are employees of the Fund. The Fund’s executive officers, who are also officers or employees of the Fund’s investment adviser or its affiliates, are compensated by the investment adviser or its affiliates. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Fund’s investment adviser pays the remaining portion of the chief compliance officer’s compensation.

No Trustee has pension or retirement benefits accrued as a part of Fund expenses.

The following table shows compensation paid to the Trustees Nominees by the Fund and by all Pioneer Funds overseen by the Trustees Nominees during the most recent fiscal year ended October 31, 2024.

		Total Compensation Paid
	Compensation	by All Pioneer Funds	Number of Pioneer
	Paid to Trustee	Overseen by	Funds Overseen by
	Nominee by Fund	Trustee Nominee	Trustee Nominee
John E. Baumgardner, Jr.	$3,843.67	$330,600	46
David C. Brown	N/A	None	None*
Diane Durnin	$3,734.71	$319,762.00	46
Benjamin M. Friedman	$3,916.92	$337,021.00	46
Lisa M. Jones**	None	None	46
Craig C. MacKay	$3,517.70	$297,008.00	46
Lorraine H. Monchak	$3,968.56	$342,184.00	46
Thomas J. Perna	$4,858.51	$432,100.00	46
Fred J. Ricciardi	$3,923.74	$338,184.00	46

* During the fiscal year ended October 31, 2024, Mr. Brown was the Trustee of 115 funds in the Victory Funds complex.

** Ms. Jones is retiring as a Trustee of the Fund in connection with the closing of the Transaction, and is not standing for re-election.

SECTION 2

EQUITY SECURITIES OWNED BY NOMINEES

The following table shows the amount of securities owned by the Nominees in the Fund as of December 31, 2024.

Aggregate Dollar Range of
Equity Securities in all
	Dollar Range of Equity	Pioneer Funds Overseen
Name of Trustee Nominee	Securities in Fund	by Trustee Nominee
John E. Baumgardner, Jr.	None	Over $100,000
David C. Brown	None	None*
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000

* As of December 31, 2024, the aggregate dollar range of equity securities in all funds in the Victory Funds complex overseen by Mr. Brown was over $100,000.

SECTION 3

OWNERSHIP OF SHARES OF THE FUND

Only shareholders of record as of the close of business on the record date, February 7, 2025, (the “Record Date”) are entitled to notice of and to vote at the Special Meeting.

As of January 15, 2025, to the best knowledge of the Fund, the following persons are the only persons known to be the record and/or beneficial owner of 5% or more of the outstanding shares of Fund. The table also lists, as of January 15, 2025, the total number of shares outstanding of the Fund.

5% Ownership
	Percent of	Number of	Total Number of
Name and Address	Fund Owned	Shares Owned	Shares of the Fund
Charles Schwab & Co Inc	48.9376%	36,263,680.812	74,129,682.68
Special Custody A/C FBO Customers
Attn Mutual Funds
211 Main Street
San Francisco CA 94105-1901
Band & Co	17.2619%	12,791,392.473
C/O US Bank NA
1555 N River Center Dr
Milwaukee WI 53212-3981

SECTION 4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

The Fund’s Board, with the approval and recommendation of the Audit Committee, selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Fund’s most recently completed fiscal year. Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Fund. Deloitte & Touche LLP replaced Ernst & Young LLP. Ernst & Young LLP served as the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2023. Ernst & Young LLP resigned as the Fund’s independent registered public accounting firm, effective March 25, 2024.

During the periods that Ernst & Young LLP served as the Fund’s independent registered public accounting firm, Ernst & Young LLP’s reports on the Fund’s financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Audit Fees

The following are aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the most recently completed fiscal year and Ernst & Young LLP for the prior fiscal year for its audit of the Fund’s annual financial statements and fees related to services that are normally provided by Deloitte & Touche LLP and Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of the Fund pursuant to Regulation S-X.

Audit fees billed for the fiscal year	Audit fees billed for the fiscal year
ended 10/31/2024	ended 10/31/2023
$179,059	$172,172

Audit-Related Fees

The following are aggregate audit-related fees billed for assurance and related services by Deloitte & Touche LLP and Ernst & Young LLP to the Fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of the Fund pursuant to Regulation S-X.

Audit-related fees billed for the fiscal	Audit-related fees billed for the fiscal
year ended 10/31/2024	year ended 10/31/2023
$558.26	$3,763.72

Tax Fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Deloitte & Touche LLP and Ernst & Young LLP for tax compliance, tax advice and tax planning to the Fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of the Fund pursuant to Regulation S-X.

Tax fees billed for the fiscal	Tax fees billed for the fiscal
year ended 10/31/2024	year ended 10/31/2023
$31,640	$30,424

All Other Fees

There were no fees billed for other services rendered by Deloitte & Touche LLP or Ernst & Young LLP to the Fund.

Affiliates’ Fees for Non-Audit Services Required to be Pre-Approved

The Fund’s Audit Committee is required to pre-approve services to affiliates as defined by the rules of the U.S. Securities and Exchange Commission to the extent that the services relate directly to the operations or financial reporting of the Fund. Affiliates include the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (hereinafter referred to as “affiliates” of the Fund). For the fiscal years ended October 31, 2024 and 2023, there were no services provided to an affiliate that required the Fund’s Audit Committee pre-approval.

General Audit Committee Approval Policy

•	For all projects, each of the officers of the Fund and the Fund’s independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

•	Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Fund’s Audit Committee.
•	At least quarterly, the Fund’s Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of the Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to the Fund and (b) all non-audit services to be provided by the Fund’s independent auditors to Amundi US and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

The Audit Committee may not approve non-audit services that the audit committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to the Fund, the Fund’s investment adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) the Fund’s investment adviser and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

For the Fund’s two most recent fiscal years, there were no services rendered by Deloitte & Touche LLP or Ernst & Young LLP to the Fund for which the preapproval requirement was waived.

Aggregate Non-Audit Fees

The following table sets forth non-audit fees billed by Deloitte & Touche LLP or Ernst & Young LLP for services rendered to the Fund and Amundi US or any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund for the Fund’s two most recent fiscal years.

Non-audit fees billed for the fiscal	Non-audit fees billed for the fiscal
year ended 10/31/2024	year ended 10/31/2023
$0.00	$0.00

The Audit Committee of the Board of the Fund has considered whether the provision of services, other than audit services, by Deloitte & Touche LLP or Ernst & Young LLP to the Fund and its affiliates is compatible with maintaining Deloitte & Touche LLP’s or Ernst & Young LLP independence in performing audit services.

Representatives of Deloitte & Touche LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

SECTION 5

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made as of this __ day of ____________, by and between Victory Pioneer ILS Interval Fund (the “Trust”), a Delaware statutory trust, and Victory Capital Management Inc., a Delaware corporation (the “Investment Adviser”).

WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Investment Adviser to provide investment advisory and management services to the Trust; and

WHEREAS, the Investment Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Investment Adviser to act as investment adviser of the Trust for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Investment Adviser shall regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust’s portfolio of securities and other investments consistent with the Trust’s investment objectives, policies and restrictions, as each shall be from time to time in effect. The Investment Adviser shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by the Trust and what portion of the assets of the Trust’s portfolio will be held in the various securities and other investments in which the Trust invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”) and the 1940 Act, as well as the investment objectives, policies and restrictions of the Trust referred to above, and any other specific policies adopted by the Board and disclosed to the Investment Adviser. The Investment Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and other investments and payments of cash for the account of the Trust. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Trust in one or more investment companies. The Investment Adviser will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Investment Adviser shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for the Trust. In assessing the best execution available for any transaction, the Investment Adviser may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Trust and/or the other accounts over which the Investment Adviser or its affiliates exercise investment discretion. The Investment Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Investment Adviser or its affiliates exercise investment discretion. The Investment Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Trust’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Investment Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Trust, nor shall the Investment Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions. The Investment Adviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Investment Adviser believes are appropriate or desirable in performing its duties under this Agreement.

     (b) The Trust hereby authorizes any entity or person associated with the Investment Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

3. Subject to the Board’s approval, the Investment Adviser or the Trust may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Investment Adviser, in which the Investment Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Investment Adviser determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Investment Adviser shall not be accountable to the Trust or the Trust’s shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

4. The Trust shall at all times keep the Investment Adviser fully informed with regard to the securities and other investments owned by the Trust, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Investment Adviser with such other documents and information with regard to its affairs as the Investment Adviser may from time to time reasonably request. The Investment Adviser shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Investment Adviser.

5. (a) Unless maintained by another party on the Trust’s behalf, the Investment Adviser shall maintain the books and records with respect to the Trust’s securities and other transactions and keep the Trust’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that any records that it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

     (b) The Investment Adviser shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Investment Adviser’s services under this Agreement. Other than as herein specifically indicated, the Investment Adviser shall not be responsible for the Trust’s ordinary and extraordinary expenses, and the Trust shall pay the Trust’s ordinary and extraordinary expenses. The Investment Adviser may agree to provide to the Trust services other than the services that are provided under this Agreement, on such terms as the Investment Adviser and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust of compensation to the Investment Adviser for any such services rendered pursuant to a written agreement or agreements approved by the Board.

6. From time to time, the Investment Adviser shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Investment Adviser will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Investment Adviser and all officers of the Trust as such, except as the Board may decide.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay the Investment Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate equal to 1.75% of the Trust’s average daily net assets up to $1 billion, and 1.70% of the Trust’s average daily net assets over $1 billion. If this Agreement is terminated as of any date that is not the last day of a month, the fee payable by the Trust shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

8. The Investment Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the Trust, provided that nothing in this Agreement shall protect the Investment Adviser against any liability to the Trust to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term “Investment Adviser” shall include any affiliates of the Investment Adviser performing services for the Trust pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Investment Adviser and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Investment Adviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Investment Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of the Trust or one or more other accounts of the Investment Adviser is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Investment Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Investment Adviser’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Trust’s “net assets” equal the value of the Trust’s securities plus any other assets minus its accrued operating expenses and other liabilities, and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the “1940 Act” shall include any rule, regulation or applicable exemptive order of the U.S. Securities and Exchange Commission (the “Commission”) thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

11. This Agreement will become effective on the date first above written, provided that it shall have been approved by the Trust’s Board and by the shareholders of the Trust in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for an initial two year period. Thereafter, if not terminated, this Agreement shall continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Trust, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Investment Adviser, or by the Investment Adviser upon not less than 60 days’ written notice to the Trust, and will be terminated upon the mutual written consent of the Investment Adviser and the Trust. This Agreement shall terminate automatically in the event of its assignment.

13. The Investment Adviser agrees that for services rendered to the Trust, or for any claim by it in connection with services rendered to the Trust, it shall look only to assets of the Trust for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14. The Trust agrees that in the event that none of the Investment Adviser or any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name “Pioneer” or otherwise suggest an affiliation with the Investment Adviser.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Trust’s outstanding voting securities.

16. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

18. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

VICTORY PIONEER ILS INTERVAL FUND

By: ______________________________________

Name:

Title:

VICTORY CAPITAL MANAGEMENT INC.

By: ______________________________________

Name:

Title:

SECTION 6

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Function. The functions of the Governance and Nominating Committee of the Boards of Trustees[1] of the Pioneer Funds (the “Funds”) are to address Governance matters affecting the Boards and the Funds and to screen potential candidates for Independent Trustees.

The primary responsibilities of the Committee are as follows:

A. As to governance

1.	to review the performance of the Independent Trustees as a whole;
2.	to review and recommend to the Independent Trustees Committee any appropriate changes or policies concerning
(a)	the size and composition of the Boards,
(b)	whether to set a term limit for the Board Chairman,
(c)	the Boards’ committee structure, the membership of each Board Committee and the Chairpersons thereof, and
(d)	the Independent Trustees’ compensation;
3.	to organize the annual Renewal Policy Process in conjunction with the list of Trustees listed in Annex A who are designated to implement the Policy.
4.	to make recommendations to the Independent Trustees Committee or the Boards on matters that the Boards, the Chairman of the Board of Trustees or Independent Trustees Committee delegate to the Committee.

B. As to screening potential candidates for Trustees:

1.	to review periodically the criteria for Independent Trustees (see Annex B) and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole.
2.	to review periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination, and whether, in the case of the Pioneer closed-end funds with outstanding Preferred Shares, such persons have been elected by the holders of the Preferred Shares or by the holders of the Preferred Shares and Common Shares voting together.

3.	to review the qualifications of any person nominated to serve on a Board by a shareholder or recommended by any Trustee, management or another person and to make a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board;
[1]	References herein to Trustees and Independent Trustees of the Pioneer Funds include the Directors and Independent Directors of the listed closed-end Pioneer Funds that are organized as Maryland corporations.

4.	to review periodically and to revise as it deems appropriate the Committee’s procedure (as set forth in the Funds’ By-laws, disclosure documents or proxy statements) regarding Trustee candidates submitted by shareholders; and
5.	to strive to achieve diversity of the Boards of Trustees with respect to attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for any Board vacancies.

Implementation of screening responsibilities.

The Committee shall appoint one of its members to lead the process of (a) soliciting the Independent Trustees and others as appropriate for names of potential candidates to serve as Independent Trustees, or, if authorized by the Committee, working with a search firm to identify potential candidates, (b) overseeing the arrangements for meeting, assessing and recommending potential candidates for review by the Committee and (c) presenting the Committee’s recommendation to the Independent Trustees Committee for further action in its selection for appointment or nomination for election as a member of the Board.

With respect to filling a vacancy on the Board, the Committee shall use the criteria and the principles set forth on Annex B, as revised from time to time, to guide its selection process, whether considering the candidacy of a person recommended by a Trustee, a shareholder, management or otherwise.

With respect to the re-nomination of an existing Independent Trustee, the Committee shall also use the criteria and the principles set forth on Annex B, as revised from time to time, to guide its screening process, as well as the results of the annual Renewal Policy Process.

The Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the selection and nomination of Independent Trustees. The nominating function of the Committee is to act as a consultative body to the Independent Trustees Committee, which shall be responsible for the selection and nomination of any person to serve as Independent Trustee that shall initially be acted upon by the Independent Trustees and then the entire Board.

Nominations of persons to serve as Trustees who are not Independent Trustees shall be made by the Board.

The Committee shall have the authority to retain and terminate a search firm to identify or investigate the qualifications of Trustee nominees, including the authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Funds to pay the compensation of any search firm engaged by the Committee.

General. The appropriate officers of the Funds shall provide or arrange to provide such information, data, and services as the Committee may request. Subject to the agreement of a majority of the Independent Trustees, the Committee shall have the authority to engage, at the Funds’ expense, independent counsel and other experts and consultants whose expertise the Committee considers necessary or appropriate to carry out its responsibilities.

The Committee shall be comprised of three of the Independent Trustees. One of the members of the Committee shall be designated by the Independent Trustees Committee, from time to time, as the Committee’s Chairperson. The Chairperson shall preside over meetings of the Committee.

All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

Meetings. The Committee shall meet with such frequency as the members of the Committee shall determine to be appropriate. Meetings of the Committee shall be open only to the Independent Trustees and such other persons as the Chairperson elects to invite.

Regular meetings of the Committee shall be held, unless determined by the Chairperson to be unnecessary, coincident with regularly scheduled Board meetings at the places of such meetings (including, for these purposes, by means of conference telephone circuit, video conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other) and at the times specified by the Chairperson in the agendas of such meetings. Special meetings of the Committee may be held at any time and at any place (including, for these purposes, by means of conference telephone circuit, video conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other) designated in the call of the meeting when called by any member of the Committee, sufficient notice thereof as described in the next paragraph being given to each member of the Committee by the person calling the meeting.

It shall be sufficient notice to a member of the Committee of a special meeting to send notice by overnight mail, email, telephone or facsimile or in person at least three business days before the meeting addressed to the member at his or her usual or last known business or residence address or telephone number, email address or facsimile number, as applicable. Notice may be sent on the day of the special meeting by email, facsimile or other electronic means, or given by telephone or in person, if under the circumstances, the party calling the meeting deems more immediate action to be necessary or appropriate. Notice of a special meeting need not be given to any member of the Committee if a written waiver of notice, executed by him or her before or after the special meeting, is filed with the records of the meeting, or to any member of the Committee who attends the special meeting without protesting prior thereto or at its commencement the lack of notice to him or her. Both a notice of a special meeting and a waiver of a notice shall specify the general purposes of the meeting.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Approval of Charter. This Charter and any amendments are subject to approval by the Independent Trustees and the Board.

Amended as of August 17, 2020, Amended September 21, 2021

Annex A
2020	John Baumgardner
2021	Diane Durnin
2022	Marguerite Piret
2023	Fred Ricciardi
2024	Lorraine Monchak
2025	Ben Friedman
2026	Craig MacKay

Annex B – General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
2.	Nominees should have demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund(s) and should be willing and able to contribute positively to the decision-making process of the Fund(s).
3.	Nominees should have a commitment and ability to devote the necessary time and energy to be an effective trustee, to understand the Fund(s) and the responsibilities of a trustee of an investment company. The nominee should have the expectation to attend and participate in all meetings of the Board and its committees.
4.	Nominees should have the ability to understand the sometimes conflicting interests of the Fund and the management company, and to act in the interests of the Fund
5.	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of shareholders and to fulfill the responsibilities of a trustee.

6.	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
7.	Nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out.
8.	Nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow Board members and the staffs of the service providers.
9.	Nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Pioneer ILS INTERVAL Fund

(the “Fund”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON

MARCH 27, 2025

This proxy is solicited on behalf of the Board of Trustees of the Fund. I (we) the undersigned holder(s) of common shares of the Fund, having received notice of the meeting and proxy statement, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley, Thomas Reyes and Anthony J. Koenig Jr., and each of them, my (our) attorneys (with full power of substitution) for and in my (our) name(s) to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Fund scheduled to be held on March 27, 2025, at 11:00 a.m. Eastern Time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournment or postponement thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of the Fund which I (we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournment or postponement thereof).

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free 1-800-488-8095. Representatives are available to assist you Monday through Friday 9:00am – 10:00pm Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to Be Held on March 27, 2025. The proxy statement for this meeting is available at: https://vote.proxyonline.com/Amundi/docs.

PIONEER ILS INTERVAL FUND - COMMON Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE)                   DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY)                                  DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposals, your shares will be voted “FOR” the Proposals. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Special Meeting of Shareholders or before any adjournment or postponement thereof.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement with Victory Capital Management Inc.	○	○	○

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
2.	To elect Trustees.	○	○	○	__________________

To withhold your vote for any individual nominee(s), mark the “For All Except” box and write the number(s) of the applicable nominee(s) on the line provided.

01. John E. Baumgardner, Jr.	02. David C Brown	03. Diane Durnin
04. Benjamin M. Friedman	05. Craig C. MacKay	06. Lorraine H. Monchak
07. Thomas J. Perna	08. Fred J. Ricciardi

3.	To consider any other business that may properly come before the Special Meeting or any adjournment, postponement, continuation, or rescheduling thereof.

THANK YOU FOR VOTING